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As filed with the Securities and Exchange Commission on May 19, 2011

Registration No. 001-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10

GENERAL FORM FOR REGISTRATION OF SECURITIES

Pursuant to Section 12(b) or (g) of The Securities Exchange Act of 1934

New Mountain Finance AIV Holdings Corporation
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	80-0721242 (I.R.S. Employer Identification No.)

787 7th Avenue, 48th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant's telephone number, including area code:
 (212) 720-0300

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
None	None

          Securities to be registered pursuant to Section 12(g) of the Act:

          Common Stock, par value $0.01 per share

          Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☐

TABLE OF CONTENTS

Item 1	Business	1
Item 1A	Risk Factors	1
Item 2	Financial Information	1
Item 3	Properties	1
Item 4	Security Ownership of Certain Beneficial Owners and Management	1
Item 5	Directors and Executive Officers	1
Item 6	Executive Compensation	1
Item 7	Certain Relationships and Related Transactions, and Director Independence	2
Item 8	Legal Proceedings	2
Item 9	Market Price of and Dividends on the Registrant's Common Equity and Related Stockholder Matters	2
Item 10	Recent Sales of Unregistered Securities	2
Item 11	Description of Registrant's Securities to be Registered	2
Item 12	Indemnification of Directors and Officers	2
Item 13	Financial Statements and Supplementary Data	2
Item 14	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	2
Item 15	Financial Statements and Exhibits	2

 NEW MOUNTAIN FINANCE AIV HOLDINGS CORPORATION
INFORMATION INCLUDED IN EXHIBIT 99.1
AND INCORPORATED BY REFERENCE INTO FORM 10

          Certain information required to be included herein is incorporated by reference to specifically identified portions of the body of the document filed herewith as Exhibit 99.1. None of the information contained in Exhibit 99.1 shall be incorporated by reference herein or deemed to be a part hereof unless such information is specifically incorporated by reference.

Item 1.    Business.

          The information required by this item is contained under the sections "Special Note Regarding Forward-Looking Statements," "Formation Transactions and Related Agreements," "Business Development Company and Regulated Investment Company Elections," "Business," "Portfolio Companies," "Portfolio Management," "Investment Management Agreement," "License Agreement," "Determination of Net Asset Value," "Regulation," "Custodian, Transfer and Distribution and Paying Agent and Registrar," "Brokerage Allocation and Other Practices" and "Index to Financial Statements" (and the statements referenced therein) of Exhibit 99.1. Those sections are incorporated herein by reference.

Item 1A.    Risk Factors.

          The information required by this item is contained under the section "Risk Factors" of Exhibit 99.1. That section is incorporated herein by reference.

Item 2.    Financial Information.

          The information required by this item is contained under the sections "Selected Financial and Other Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Index to Financial Statements" (and the statements referenced therein) of Exhibit 99.1. Those sections are incorporated herein by reference.

Item 3.    Properties.

          The information required by this item is contained under the section "Business" of Exhibit 99.1. That section is incorporated herein by reference.

Item 4.    Security Ownership of Certain Beneficial Owners and Management.

          The information required by this item is contained under the section "Control Persons and Principal Stockholder" of Exhibit 99.1. That section is incorporated herein by reference.

Item 5.    Directors and Executive Officers.

          The information required by this item is contained under the section "Management" of Exhibit 99.1. That section is incorporated herein by reference.

Item 6.    Executive Compensation.

          The information required by this item is contained under the section "Management" of Exhibit 99.1. That section is incorporated herein by reference.

Item 7.    Certain Relationships and Related Transactions, and Director Independence.

          The information required by this item is contained under the sections "Formation Transactions and Related Agreements," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Management" and "Certain Relationships and Related Transactions" of Exhibit 99.1. Those sections are incorporated herein by reference.

Item 8.    Legal Proceedings.

          The information required by this item is contained under the section "Business" of Exhibit 99.1. That section is incorporated herein by reference.

Item 9.    Market Price of and Dividends on the Registrant's Common Equity and Related Stockholder Matters.

          The information required by this item is contained under the sections "Distributions" and "Description of AIV Holdings Capital Stock" of Exhibit 99.1. Those sections are incorporated herein by reference.

Item 10.    Recent Sales of Unregistered Securities.

          On May 19, 2011, the registrant plans to issue 100 shares of its common stock, par value $0.01 per share to New Mountain Guardian AIV, L.P. ("Guardian AIV") for 20,221,938 common membership units of New Mountain Finance Holdings, L.L.C. That issuance will not be registered under the Securities Act of 1933, as amended, in reliance on the exemption provided by Section 4(2) of such Act. See "Formation Transactions and Related Agreements" of Exhibit 99.1. That section is incorporated herein by reference.

Item 11.    Description of Registrant's Securities to Be Registered.

          The information required by this item is contained under the section "Description of AIV Holdings' Capital Stock" of Exhibit 99.1. That section is incorporated herein by reference.

Item 12.    Indemnification of Directors and Officers.

          The information required by this item is contained under the section "Formation Transactions and Related Agreements," "Management" and "Description of AIV Holdings' Capital Stock" of Exhibit 99.1. Those sections are incorporated herein by reference.

Item 13.    Financial Statements and Supplementary Data.

          The information required by this item is contained under the sections "Selected Financial and Other Data" and "Index to Financial Statements" (and the statements referenced therein) of Exhibit 99.1. Those sections are incorporated herein by reference.

Item 14.    Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

          None.

Item 15.    Financial Statements and Exhibits.

  (a)
  Financial Statements

          The information required by this item is contained under the section "Index to Financial Statements" (and the statements referenced therein) of Exhibit 99.1. That section is incorporated herein by reference.

  (b)
  Exhibits

3.1	Form of Certificate of Incorporation of the Registrant
3.2	Form of Bylaws of the Registrant
4.1	Form of Common Stock Certificate
10.1	Form of Amended and Restated Limited Liability Company Agreement of New Mountain Finance Holdings, L.L.C. — Incorporated by reference to Exhibit (b)(3) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.2	Form of First Joinder Agreement with Respect to the Amended and Restated Limited Liability Company Agreement of New Mountain Finance Holdings, L.L.C. — Incorporated by reference to Exhibit (b)(4) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.3	Form of Second Joinder Agreement with Respect to the Amended and Restated Limited Liability Company Agreement of New Mountain Finance Holdings, L.L.C. — Incorporated by reference to Exhibit (b)(5) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.4	Form of Second Amended and Restated Limited Liability Company Agreement of New Mountain Finance SPV Funding, L.L.C. — Incorporated by reference to Exhibit (b)(6) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.5	Letter Agreement relating to entry into Amended and Restated Loan and Security Agreement by and among New Mountain Finance Holdings, L.L.C., as Borrower and Collateral Administrator, each of the lenders thereto, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, N.A., as Collateral Custodian — Incorporated by reference to Exhibit (f)(1) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.6	Form of Variable Funding Note of New Mountain Finance Holdings, L.L.C., as the Borrower — Incorporated by reference to Exhibit (f)(2) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.7	Form of Amended and Restated Account Control Agreement, among New Mountain Finance Holdings, L.L.C., Wells Fargo Securities, LLC as the Administrative Agent and Wells Fargo Bank, National Association, as Securities Intermediary — Incorporated by reference to Exhibit (f)(3) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.8	Loan and Security Agreement, by and among New Mountain Guardian (Leveraged), L.L.C., as Collateral Administrator, New Mountain Guardian SPV Funding, L.L.C., as Borrower, each of the lenders party thereto, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, N.A., as Collateral Custodian — Incorporated by reference to Exhibit (f)(4) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.

10.9	First Amendment to Loan and Security Agreement, by and among New Mountain Guardian SPV Funding, L.L.C., as Borrower, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, N.A., as Lender — Incorporated by reference to Exhibit (f)(5) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.10	Second Amendment to Loan and Security Agreement by and among New Mountain Guardian SPV Funding, L.L.C., as Borrower, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, N.A., as Lender — Incorporated by reference to Exhibit (f)(6) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.11	Account Control Agreement, by and between New Mountain Guardian SPV Funding, L.L.C., as Pledgor, Wells Fargo Securities, LLC, as Administrative Agent on behalf of the Secured Parties, and Wells Fargo Bank, N.A., as Securities Intermediary — Incorporated by reference to Exhibit (f)(7) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.12	Variable Funding Note of New Mountain Guardian SPV Funding, L.L.C., as the Borrower — Incorporated by reference to Exhibit (f)(8) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.13	Form of Investment Management Agreement, by and between New Mountain Finance Holdings, L.L.C. and New Mountain Finance Advisers BDC, L.L.C. — Incorporated by reference to Exhibit (g) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.14	Form of Underwriting Agreement by and among New Mountain Finance Corporation, New Mountain Finance Holdings, L.L.C., New Mountain Advisers BDC, L.L.C., New Mountain Finance Administration, L.L.C. and the several underwriters — Incorporated by reference to Exhibit (h) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.15	Form of Safekeeping Agreement by and among New Mountain Finance Holdings, L.L.C., Wells Fargo Securities, LLC as the Administrative Agent and Wells Fargo Bank, National Association, as Safekeeping Agent — Incorporated by reference to Exhibit (j) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.16	Form of Administration Agreement by and among New Mountain Finance Corporation, New Mountain Finance Holdings, L.L.C. and New Mountain Finance Administration, L.L.C. — Incorporated by reference to Exhibit (k)(1) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.17	Form of Trademark License Agreement by and among New Mountain Capital, L.L.C., New Mountain Finance Corporation and New Mountain Finance Holdings, L.L.C. — Incorporated by reference to Exhibit (k)(2) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.18	Form of Registration Rights Agreement by and among New Mountain Finance Corporation, New Mountain Finance AIV Holdings Corporation, New Mountain Advisers BDC, L.L.C. and the other parties thereto — Incorporated by reference to Exhibit (k)(3) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.

10.19	Form of Indemnification Agreement by and between New Mountain Finance AIV Holdings Corporation and each director — Incorporated by reference to Exhibit (k)(4) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.20	Form of Indemnification Agreement by and between New Mountain Finance Holdings, L.L.C. and each director — Incorporated by reference to Exhibit (k)(5) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.21	Form of Letter Agreement relating to Lock-Up Period by and among New Mountain Finance Holdings, L.L.C. and New Mountain Finance Advisers BDC, L.L.C. — Incorporated by reference to Exhibit (k)(6) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
21.1	List of Subsidiaries of the Registrant
23.1	Consent of Deloitte & Touche, LLP
99.1	Preliminary Disclosure Document dated May 19, 2011.

 SIGNATURES

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW MOUNTAIN FINANCE AIV HOLDINGS CORPORATION
By:	/s/ ROBERT HAMWEE

Name:	Robert Hamwee
Title:	Chief Executive Officer and President

Date: May 19, 2011

 INDEX TO EXHIBITS

Exhibit Number	Exhibit Description
3.1	Form of Certificate of Incorporation of the Registrant
3.2	Form of Bylaws of the Registrant
4.1	Form of Common Stock Certificate
10.1	Form of Amended and Restated Limited Liability Company Agreement of New Mountain Finance Holdings, L.L.C. — Incorporated by reference to Exhibit (b)(3) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.2	Form of First Joinder Agreement with Respect to the Amended and Restated Limited Liability Company Agreement of New Mountain Finance Holdings, L.L.C. — Incorporated by reference to Exhibit (b)(4) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.3	Form of Second Joinder Agreement with Respect to the Amended and Restated Limited Liability Company Agreement of New Mountain Finance Holdings, L.L.C. — Incorporated by reference to Exhibit (b)(5) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.4	Form of Second Amended and Restated Limited Liability Company Agreement of New Mountain Finance SPV Funding, L.L.C. — Incorporated by reference to Exhibit (b)(6) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.5	Letter Agreement relating to entry into Amended and Restated Loan and Security Agreement by and among New Mountain Finance Holdings, L.L.C., as Borrower and Collateral Administrator, each of the lenders thereto, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, N.A., as Collateral Custodian — Incorporated by reference to Exhibit (f)(1) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.6	Form of Variable Funding Note of New Mountain Finance Holdings, L.L.C., as the Borrower — Incorporated by reference to Exhibit (f)(2) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.7	Form of Amended and Restated Account Control Agreement, among New Mountain Finance Holdings, L.L.C., Wells Fargo Securities, LLC as the Administrative Agent and Wells Fargo Bank, National Association, as Securities Intermediary — Incorporated by reference to Exhibit (f)(3) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.8	Loan and Security Agreement, by and among New Mountain Guardian (Leveraged), L.L.C., as Collateral Administrator, New Mountain Guardian SPV Funding, L.L.C., as Borrower, each of the lenders party thereto, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, N.A., as Collateral Custodian — Incorporated by reference to Exhibit (f)(4) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.9	First Amendment to Loan and Security Agreement, by and among New Mountain Guardian SPV Funding, L.L.C., as Borrower, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, N.A., as Lender — Incorporated by reference to Exhibit (f)(5) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.10	Second Amendment to Loan and Security Agreement by and among New Mountain Guardian SPV Funding, L.L.C., as Borrower, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, N.A., as Lender — Incorporated by reference to Exhibit (f)(6) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.

Exhibit Number	Exhibit Description
10.11	Account Control Agreement, by and between New Mountain Guardian SPV Funding, L.L.C., as Pledgor, Wells Fargo Securities, LLC, as Administrative Agent on behalf of the Secured Parties, and Wells Fargo Bank, N.A., as Securities Intermediary — Incorporated by reference to Exhibit (f)(7) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.12	Variable Funding Note of New Mountain Guardian SPV Funding, L.L.C., as the Borrower — Incorporated by reference to Exhibit (f)(8) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.13	Form of Investment Management Agreement, by and between New Mountain Finance Holdings, L.L.C. and New Mountain Finance Advisers BDC, L.L.C. — Incorporated by reference to Exhibit (g) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.14	Form of Underwriting Agreement by and among New Mountain Finance Corporation, New Mountain Finance Holdings, L.L.C., New Mountain Advisers BDC, L.L.C., New Mountain Finance Administration, L.L.C. and the several underwriters — Incorporated by reference to Exhibit (h) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.15	Form of Safekeeping Agreement by and among New Mountain Finance Holdings, L.L.C., Wells Fargo Securities, LLC as the Administrative Agent and Wells Fargo Bank, National Association, as Safekeeping Agent — Incorporated by reference to Exhibit (j) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.16	Form of Administration Agreement by and among New Mountain Finance Corporation, New Mountain Finance Holdings, L.L.C. and New Mountain Finance Administration, L.L.C. — Incorporated by reference to Exhibit (k)(1) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.17	Form of Trademark License Agreement by and among New Mountain Capital, L.L.C., New Mountain Finance Corporation and New Mountain Finance Holdings, L.L.C. — Incorporated by reference to Exhibit (k)(2) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.18	Form of Registration Rights Agreement by and among New Mountain Finance Corporation, New Mountain Finance AIV Holdings Corporation, New Mountain Advisers BDC, L.L.C. and the other parties thereto — Incorporated by reference to Exhibit (k)(3) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.19	Form of Indemnification Agreement by and between New Mountain Finance AIV Holdings Corporation and each director — Incorporated by reference to Exhibit (k)(4) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.20	Form of Indemnification Agreement by and between New Mountain Finance Holdings, L.L.C. and each director — Incorporated by reference to Exhibit (k)(5) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
10.21	Form of Letter Agreement relating to Lock-Up Period by and among New Mountain Finance Holdings, L.L.C. and New Mountain Finance Advisers BDC, L.L.C. — Incorporated by reference to Exhibit (k)(6) New Mountain Finance Corporation's Registration Statement on Form N-2 (File Nos. 333-168280 and 333-172503), dated May 9, 2011.
21.1	List of Subsidiaries of the Registrant
23.1	Consent of Deloitte & Touche, LLP
99.1	Preliminary Disclosure Document dated May 19, 2011.

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NEW MOUNTAIN FINANCE AIV HOLDINGS CORPORATION INFORMATION INCLUDED IN EXHIBIT 99.1 AND INCORPORATED BY REFERENCE INTO FORM 10
  Item 1. Business.
  Item 1A. Risk Factors.
  Item 2. Financial Information.
  Item 3. Properties.
  Item 4. Security Ownership of Certain Beneficial Owners and Management.
  Item 5. Directors and Executive Officers.
  Item 6. Executive Compensation.
  Item 7. Certain Relationships and Related Transactions, and Director Independence.
  Item 8. Legal Proceedings.
  Item 9. Market Price of and Dividends on the Registrant's Common Equity and Related Stockholder Matters.
  Item 10. Recent Sales of Unregistered Securities.
  Item 11. Description of Registrant's Securities to Be Registered.
  Item 12. Indemnification of Directors and Officers.
  Item 13. Financial Statements and Supplementary Data.
  Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.
  Item 15. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS